                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2004

--------------------------------------------------------------------------------------------------
                                                                                      I.R.S.
                      Exact Name of Registrant as Specified in                       Employer
Commission            its Charter and Principal Office Address      States of     Identification
File Number           and Telephone Number                        Incorporation       Number
--------------------------------------------------------------------------------------------------
 1-16681                   The Laclede Group, Inc.                  Missouri       74-2976504
                           720 Olive Street
                           St. Louis, MO 63101
                           314-342-0500
--------------------------------------------------------------------------------------------------
 1-1822                    Laclede Gas Company                      Missouri       43-0368139
                           720 Olive Street
                           St. Louis, MO 63101
                           314-342-0500
--------------------------------------------------------------------------------------------------

                                    NONE
-------------------------------------------------------------------------------

        (Former name or former address, if changed since last report)




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Item 9.           Regulation FD Disclosure.

         On August 10, 2004, the Company issued a press release relative to a tentative agreement reached by Laclede Gas Company with each of Local 5-6 and Local 5-194 of the Paper, Allied-Industrial, Chemical & Energy Workers International Union. The four-year agreement, which will expire on July 31, 2008, with each Local was ratified on August 15, 2004 and signed on August 16, 2004.





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



                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE LACLEDE GROUP, INC.


                                   By: /s/ Douglas H. Yaeger
                                      -----------------------------------------
                                   Name:  Douglas H. Yaeger
                                   Title: Chairman of the Board, President
Dated: August 16, 2004             And Chief Executive Officer


                                   LACLEDE GAS COMPANY


                                   By: /s/ Douglas H. Yaeger
                                      -----------------------------------------
                                   Name:  Douglas H. Yaeger
Dated: August 16, 2004             Title: Chairman of the Board, President
                                   And Chief Executive Officer